                                                                   Exhibit 10.36


                   MORTGAGE AND NOTE MODIFICATION AGREEMENT

THIS AGREEMENT made and entered into this 22nd_ day of January, 1997 by and between the TRUSTEE OF THE M.B. CO., INC. PENSION PLAN, the TRUSTEE OF E MENSWEAR-BOYSWEAR CO., INC. PENSION PLAN, the TRUSTEE OF THE DOMENICK GRECO REVOCABLE TRUST, STANLEY ELKMAN, the TRUSTEE OF THE ARTHUR A. KOBER CO., INC. EMPLOYEES PROFIT SHARING FUND, and MORTON J. BERMAN, with offices located at 4541 White Cedar Lane, Delray Beach, FL 33044 (hereinafter referred to as "Mortgagee") and OCEAN PALMS COOPERATIVE ASSOCIATION, INC., a Florida not-for profit corporation, with offices located at 1200 North Ocean Blvd., Pompano Beach, F 33016 (hereinafter collectively referred to as "Mortgagor");


                                  WITNESSETH:

        WHEREAS, Lucaya Beach Hotel Corporation heretofore executed and delivered to Del-Aire Management Co., Inc. a certain promissory note dated the 26th day of February, 1992 in the original principal amount of ONE MILLION TWO-HUNDRED THOUSAND DOLLARS ($1,200,000.00) (the "Note"); and

        WHEREAS, The (Pounds) Note is secured by that certain Purchase Money Leasehold Mortgage and Security Agreement made by Lucaya Beach Hotel Corporation in favor of Del-Aire Management Co~, Inc. dated the 26th day of February 1992, and recorded the 28th day of February, 1992 in Official Records Book 19218, Page 815, of the Public Records of Broward County, Florida (the "Mortgage"), which Mortgage encumbers lands more particularly described in Exhibit "A" attached hereto and by reference made a part hereof, lying, being and situate in Broward County, Florida (the "Property"); and

        WHEREAS, Mortgagee is the owner and holder of the Note and the Mortgage, having obtained same by Assignment of Mortgage dated the 28th day of May, 1993 and recorded in Official Records book 21050, Page 330, of the Public records of Broward County, Florida; and

        WHEREAS, Mortgagor, by virtue of that certain Assignment of Lease dated October 29, 1996 and recorded November 13, 1996 in Official Records Book 25644, Page 806, of the Public Records of Broward County, Florida, and with the consent of Mortgagee, did succeed to the interest of Lucaya Beach Hotel Corporation in the Property;

        WHEREAS, Mortgagor and Mortgagee desire to modify the Mortgage and Note in certain particulars;

        NOW, THEREFORE, in consideration of the mutual benefits accruing to the respective parties under the provisions of this Agreement it is hereby agreed as follows:

        1. Recitals. The foregoing recitals are true and Correct and are incorporated herein by reference as though set out in full.

        2. Outstanding Principal Balance. As of the date hereof the outstanding principal balance of the Note (including the $100,000.00 readvancement made on or about December 20, 1996) is $ 1,158,000.00, the January, 1997
                                               ---------------
        payment having been received by Mortgagee and credited. The next payment under the Note and Mortgage is due on February 1, 1997.

        3. Interest Rate; Maturity Date; Payment. From and after the 29th day of October, 1996, the interest rate recited in the Note is increased to Twelve and Three-quarters percent (12.75%); and the maturity date of the
        Note is extended to April 1, 1997. In addition, the monthly payment due under the Note to and through the maturity date is increased to $12,303.75.
           ----------

        4. Option To Extend. Mortgagor shall have the right and option to extend the Note and Mortgage for three (3) consecutive extension periods of one
        (1) year each (subject to payment of an annual extension fee in an amount equal to one percent (1%) of the then outstanding principal balance of the Note (but not including that portion of the then outstanding principal balance of the Note which represents the aforesaid $ 100.000.00 readvancement made on or about December 20, 1996), said extension fee to be due and payable on or before March 1 each year prior to the commencement of each extension period); so that said Note and Mortgage will become all due and payable on the 1st day of April, 1998 (if the first extension is exercised), on the 1st day of April, 1999 (if the second extension is also exercised), and on the 1st day of April, 2000 (if the third extension is also exercised). In order to exercise the aforesaid right and option Mortgagor shall, on or before March 1 of each year prior to the commencement of each extension period, notice the Mortgagee in writing of Mortgagee's election to exercise the right and option and, in each such case, such written notice must be accompanied by the aforesaid appropriate extension fee.

        5. Sub-leasing Attornment; Non-disturbance. Notwithstanding anything to the contrary contained in the Mortgage, Mortgagor shall have the right to sub-lease individual apartments and commercial spaces on the property to such sub-tenants and upon such terms and conditions (including, but not limited to, non-recourse terms) and pursuant to such form of sub-lease as Mortgagor may from time to time determine (and to modify and amend such sub-leases as Mortgagor may from time to time determine); provided that any such sub-lease shall be subordinate to the lien of the Mortgage; and provided further that each such sub-lease shall provide that in the event of a default by Mortgagor and the enforcement by Mortgagee of any remedy under the Mortgage, the tenant under any such sub-lease shall at Mortgagee's request attorn to Mortgagee or to any other person or entity succeeding to the interest of Mortgagee as a result of such enforcement and shall recognize Mortgagee or such successor in interest as sub-landlord under the sub-lease without change in the provisions thereof (provided, however, that Mortgagee or such successor in interest shall not be bound by (a), any payment of an installment of rent or additional rent which may have been made more than thirty days before the due date of such installment, or (b) any existing offsets or defenses. In addition Mortgagee shall and does hereby agree to execute and deliver a non-disturbance agreement (in form and content reasonably acceptable to Mortgagor and its counsel) for each apartment and commercial space upon the Property at the time of the leasing of each such apartment or commercial space and upon concurrent Payment to Mortgagee of a non-disturbance agreement price for each unit sought to be provided with a non-disturbance agreement (which non-disturbance agreement price when paid shall be applied, to the extent of the cash portion thereof, against the principal amount of the Note and Mortgage) in an amount equal to seventy-five percent (75%) of the purchase price of such apartment or commercial space lease, but only where the sale of such apartment or commercial space lease is the result of a bona fide arms length transaction; and such non-disturbance agreement price shall be payable in cash or in purchase money obligations of the apartment or commercial space tenant, or in any combination thereof (provided that such portions thereof as are paid in purchase money obligations shall be held by Mortgagee as additional collateral for the Mortgage; and seventy-five percent (75%) the monthly Proceeds of such purchase money obligations shall be applied as and when received upon the indebtedness represented by the Note and Mortgage, first to accrued interest and then to principal (and the remaining twenty-five percent (25%) thereof shall be paid over Mortgagee to Mortgagor). Each of the parties comprising Mortgagee shall and does hereby make, constitute and appoint DOMENICK GRECO, whose address is 4541 White Cedar lane, Delray Beach, FL 33044, its, his or their true and lawful attorney-in-fact for the limited purpose of executing and delivering and with full power and authority to execute and deliver, from time to time, the non-disturbance agreements hereinabove described. The power of attorney herein granted shall commence and be in full force and effect as of the date of the complete execution of this instrument and shall remain in full force and effect thereafter until termination by written notice executed by any one of the parties comprising Mortgagee, recorded in the Public Records of Broward County, Florida, and served upon Mortgagor.

        6. Escrows for Taxes Insurance and Ground Lease Payments. From and after the 29th day of October, 1996 Mortgagor will.

              .Escrow with Mortgagee's attorney or other acceptable escrow agent, each month beginning on November 1, 1996 an amount equal to 1/12th of the estimated real estate taxes to be levied against the Property for the ensuing tax year. Escrowed funds shall be held at interest for the benefit of Mortgagor.

              .Escrow with Mortgagee's attorney or other acceptable escrow agent, each month beginning on November 1, 1996 an amount equal to 1/12th of the annual lease payment due under the long term lease. Escrowed funds shall be held at interest for the benefit of Mortgagor.

              .Escrow with Mortgagee's attorney or other acceptable escrow agent, each month beginning on November 1, 1996 an amount equal to 1/12th of the annual premiums for flood, hazard and liability insurance on the Property. Escrowed funds shall be held at interest for the benefit of Mortgagor.

        7. Transfer. Notwithstanding anything to the contrary contained in the Mortgage, Mortgagor shall have the right to transfer the Property to a Florida corporation, partnership, limited partnership or limited liability company, or to amend the at-tides of incorporation of Mortgagor or undertake such procedure as may be necessary to convert Mortgagor from a not-for-profit to a for profit corporation; provided, however, that no such transfer, amendment and/or conversion shall relieve Mortgagor of any liability hereunder or jeopardize the status of the Mortgage as a first or prior lien. And Notwithstanding anything to the contrary contained in the Mortgage, Mortgagor shall have the right, Without the consent of Mortgagee, to enter into any agreement regarding the management and/or operation of the property; provided, however, no such agreement shall relieve the Mortgagor of any duty, responsibility or liability hereunder and any such agreement shall contain a Provision requiring payment of the monthly payment due each month under the Note and Mortgage before payment each month to the managing entity under any such management and/or operations agreement.

        8. Purchase Money Security Interests. The taking by Mortgagor or a third party of a purchase money security interest in any sub-lease of an apartment or commercial space upon the property in Connection with the sale of any such sub-lease shall not constitute Prohibited secondary financing under Section 8 of the Mortgage or require the consent of the Mortgagee; and the enforcement of any such purchase money security interest shall not fall within the purview of or limitations contained in said Section 8.

        9. First Leasehold Mortgage. Notwithstanding the changes, amendments and modifications provided herein, and notwithstanding any transfer or conveyance of the Property by Mortgagor, and notwithstanding any sub-leasing of individual apartment- and/or commercial spaces upon the Property, the Mortgage is and will remain a first leasehold mortgage.

        10. Modification of Financing Statement. This Mortgage and Note Modification Agreement shall also constitute a modification of that certain UCC- 1 financing Statement recorded February 28, 1992 in Official Records Book 19218, Page 842, of the Public Records of Broward County, Florida.

        11. Full Force and Effect; Conflicts. This modification in made upon the express agreement and understanding that, except as herein specifically set forth, the Mortgage and the Note shall remain unmodified and in full force and effect. In the event of any conflict between the terms and provisions of the Mortage or Note and the terms and Provisions of this Mortgage and Note Modification Agreement, the terms and provisions of this Mortgage and Note Modification Agreement shall take precedence.

        12. Binding Effect. This agreement shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

        IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

In the presence of:



Witnesses


/s/ Gayle R. Gerst               MORTGAGEE:
                                 TRUSTEE OF THE M.B. CO., INC.
                                 PENSION PLAN

                                 /s/ Domenic Greco
                                 DOMENIC GRECO, as Trustee /s/ Pearl /s/
Pearl Morris
                                 of the M. B. Co. Inc. Pension Plan
/s/ Gayle R. Gerst

                                 TRUSTEE OF THE MENSWEAR-
                                 BOYSWEAR CO., INC. PENSION PLAN

/s/ Pearl Morris
                                 /s/ Domenic Greco
/s/ Gayle R. Gerst               DOMENIC GRECO, as Trustee of
                                 The Domenic Greco Revocable Trust


/s/ Pearl Morris                 /s/ Stanley Elkman
/s/ Gayle R. Gerst               STANLEY ELKMAN


                                 TRUSTEE OF THE ARTHUR A. KOBER
/s/ Pearl Morris                 CO., INC. Employees Profit
/s/ Gayle R. Gerst               Sharing Fund

                                 /s/ Morton J. Berman
                                 MORTON J. BERMAN, TRUSTEE


/s/ Pearl Morris                 /s/ Morton J. Berman
/s/ Gayle R. Gerst               MORTON J. BERMAN



                                 MORTGAGOR:
                                 OCEAN PALMS COOPERATIVE
/s/ Christine Search             ASSOCIATION, INC., a Florida not-for-
                                 profit corporation
/s/ Rosemary Hansen
                                 By: /s/ Karen Abdallah
                                 Karen Abdallah, President

State of Florida
County of Palm Beach

The foregoing instrument was acknowledged before me this 22 day of January,
                                                                   -------
1997, by DOMENICK GRECO as TRUSTEE OF THE M.B. Co., INC. PENSION PLAN who is personally known to me
-------------------

                           (Signature of Person Taking Acknowledgment)

                           /s/ Linda L. Means
                           LINDA L MEANS
                           COMMISSION # CC 421559
                           EXPIRES: Nov. 17, 1998




State of Florida
County of Palm Beach

The foregoing instrument was acknowledged before me this 22 day of January,
                                                                   -------
1997, by DOMENICK GRECO as TRUSTEE OF MENSWEAR-BOYSWEAR CO., INC. PENSION PLAN who is personally known to me
       -------------------

                           (Signature of Person Taking Acknowledgment)

                           /s/ Linda L. Means
                           LINDA L MEANS
                           COMMISSION # CC 421559
                           EXPIRES: Nov. 17, 1998


State of Florida
County of Palm Beach

The foregoing instrument was acknowledged before me this 22 day of January,
                                                                   -------
1997, by DOMENICK GRECO as TRUSTEE OF DOMENIC GRECO REVOCABLE TRUST, who is personally known to me
-------------------

                           (Signature of Person Taking Acknowledgment)

                           /s/ Linda L. Means
                           LINDA L MEANS
                           COMMISSION # CC 421559
                           EXPIRES: Nov. 17, 1998


State of Florida
County of Palm Beach

The foregoing instrument was acknowledged before me this 22 day of January,
                                                                   -------
1997, by MORTON J. BERMAN, as TRUSTEE OF THE ARTHUR A. KOBER CO., INC., EMPLOYEES PROFIT SHARING FUND, who is personally known to me
                                       -------------------

                           (Signature of Person Taking Acknowledgment)

                           /s/ Linda L. Means
                           LINDA L MEANS
                           COMMISSION # CC 421559
                           EXPIRES: Nov. 17, 1998


State of Florida
County of Palm Beach

The foregoing instrument was acknowledged before me this 22 day of January,
                                                                   -------
1997, by STANLEY ELKMAN,  who is personally known to me
                                 -------------------

                           (Signature of Person Taking Acknowledgment)

                           /s/ Linda L. Means
                           LINDA L MEANS
                           COMMISSION # CC 421559
                           EXPIRES: Nov. 17, 1998



State of Florida
County of Palm Beach

The foregoing instrument was acknowledged before me this 23 day of January,
                                                                   -------
1997, by KAREN ABDALLAH, as President of OCEAN PALMS COOPERATIVE ASSOCIATION, INC., a Florida not-for-profit corporation, who is personally known to me
                                                    -------------------

                           (Signature of Person Taking Acknowledgment)

                           /s/ Audrey L. Gay
                           AUDREY L. GAY
                           COMMISSION # CC 415232
                           EXPIRES: October 20, 1998

                                  Exhibit "A"
                               Legal Description

That certain real property being, being and situated in Broward County, Florida, and more particularly described as follows:

        The lessee's interest in a 99 year leasehold created pursuant to lease dated February 10, 1965 made and entered into by and between Nancy H. Newell and Jane H. Tubbs, as lessors, and Lighthouse Point Construction Corp., as lessee, recorded in Official Records Book 2973, Page 677, of the Public Records of Broward County, Florida, and re-recorded in Official Records Book 3069, Page 186, of the Public Records of Broward County, Florida; which leasehold covers the following described real property; to wit:

        Lots 14, 15 and 16 in Block 13 of POMPANO BY THE SEA
        RESUBDIVISION, according to the Plat thereof, recorded in Plat Book 1, Page 22 of the Public Records of Broward County, Florida.

        TOGETHER WITH that portion of the East one-half of Alta Avenue, lying West of and adjacent to Lots 14, 15 and 16, in said Block 13.

        TOGETHER WITH the following described property:

        Begin at the intersection of the Center Line of Alta Avenue with a westerly extension of the North boundary of Lot 16, Block 13 as shown on the Plat of POMPANO BY THE SEA, as recorded in Plat book 1, Page 22 of the Public Records of Broward County, Florida; thence Westerly along said Westerly extension of the North boundary line of said Lot 16 a distance of 15.91 feet; thence Southerly, making an included angle of 104 degrees, 14', 30" a distance of 123.76 feet; thence Easterly with an included angle of 75 degrees, 45', 30" a distance of 45.64 feet to the Center Line of Alta Avenue; thence North along said Center Line a distance of 120.0 feet more or less to the point of beginning.